UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    November 29, 2007

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 W. Sam Houston Parkway N., Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 467-2221

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 29, 2007, Dresser-Rand Group Inc. ("Dresser-Rand" or the "Company") (NYSE: DRC) announced that after reaching impasse in its negotiations with the IUE-CWA Local 313 union representatives for the Company’s Painted Post facility in New York State, the Company has implemented the terms of its last offer and has invited bargaining unit employees to immediately return to work.

A copy of the related press release, dated November 29, 2007, is attached hereto as Exhibit 99.1. All information in the press release is furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this current report:

Exhibit No.	Document
99.1	Press Release of Dresser-Rand Group Inc. dated November 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

By:	/s/ Mark F. Mai
Name: Mark F. Mai
Title: Vice President, General Counsel and Secretary

Date: November 29, 2007

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release of Dresser-Rand Group Inc. dated November 29, 2007